UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2006


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                     1-10520                 36-3606475
  (State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)


53 W. JACKSON BLVD., SUITE 1150 CHICAGO, ILLINOIS                 60604
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (312) 834-0592

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE.

On March 28, 2006, Heartland Partners, L.P. (the "Company") issued a press release commenting on unusual trading activity. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT          DESCRIPTION
-------          -----------

99.1 Press Release of Heartland Partners, L.P. dated March 28, 2006 (furnished not filed).






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HEARTLAND PARTNERS, L.P.

                                   By: CMC/HEARTLAND PARTNERS HOLDINGS, INC.,
                                       its General Partner

Date: March 28, 2006               By: /s/ Lawrence S. Adelson
                                       --------------------------------------
                                       Name: Lawrence S. Adelson
                                       Title: President

























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
                                  EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------

99.1 Press Release of Heartland Partners, L.P. dated March 28, 2006 (furnished not filed).
























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